Exhibit 10.26

FIRST AMENDMENT TO TERM LOAN

AND SECURITY AGREEMENT

This FIRST AMENDMENT TO TERM LOAN AND SECURITY AGREEMENT (this “Amendment”), is dated as of [___], 2025, by and among, SOUTHLAND HOLDINGS LLC, a Texas limited liability company (“Southland LLC”; and together with each other Borrower party hereto, each a “Borrower” and collectively, the “Borrowers”), SOUTHLAND HOLDINGS, INC., a Delaware corporation (“Parent”, as a Guarantor and each other Guarantor party hereto, each a “Guarantor” and collectively, the “Guarantors”), the lenders identified on the signature pages hereof (each of such lenders, together with its successors and permitted assigns, is referred to hereinafter as a “Lender”), CALLODINE COMMERCIAL FINANCE, LLC, as agent for the Lenders (in such capacity, the “Agent”).

WITNESSETH:

WHEREAS, the Borrowers, the Guarantors, the Lenders and Agent are parties to that certain Term Loan and Security Agreement, dated as of September 30, 2024 (the “Loan Agreement”);

WHEREAS, the Borrowers have requested the Agent and the Lenders provide for certain modifications to the Loan Agreement, and the Agent and the Lenders are willing to do so, but only upon the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Defined Terms.  Unless otherwise defined herein, all capitalized terms used herein have the meanings assigned to such terms in the Loan Agreement, as amended hereby.

SECTION 2.  Amendments.

(a)Section 4.2 of the Loan Agreement is hereby amended by (i) deleting the text “and” at the end of clause (e), (ii) replacing the period (“.”) with “; and” at the end of clause (f) and (iii) adding the following new clause (g) immediately following clause (f) as set forth below:

“(f)The Agent shall have received a personal guaranty by Frank Renda to guaranty the principal amount of all outstanding Delayed Draw Term Loans (including the requested Delayed Draw Term Loans), plus all accrued and unpaid interest and fees thereon, in form, scope and substance satisfactory to the Agent, and all related execution formalities reasonably required by the Agent shall be satisfied.”

(b)Section 7.15(c) of the Loan Agreement is hereby amended and restated in its entirety as set forth below:

“(c) Borrowing Base Certificates; Liquidity.  As soon as available, and in any event, (i) no later than fifteen (15) days after the end of each Fiscal Month, a Borrowing Base Certificate, which shall include a detailed calculation of the Borrowing Base, and reflecting the outstanding principal balance of the Loans as of the last day of such Fiscal Month, (ii) concurrently with the delivery of each Borrowing Base Certificate delivered pursuant to clause (i) above, (x) a Liquidity snapshot reflecting Liquidity of the Borrower prepared by the Borrower in form and substance satisfactory to the Agent as of the date of delivery of such Borrowing Base Certificate and (y) a Liquidity report prepared in a manner consistent with historical past reporting previously provided to the Agent and as of the last day of such Fiscal Month for which such Borrowing Base Certificate is being delivered (it being understood and agreed that the Loan Parties shall use good faith efforts to provide the Agent with daily Liquidity snapshot reporting for the entirety of each Fiscal Month as promptly as practicable after the Closing Date), (iii) concurrently with each Borrowing Base Certificate delivery pursuant to clause (i) above, a certificate indicating whether Borrowers were in compliance with the covenant specified in Section 9.2 at all times during such Fiscal Month and for the period ending on the date referred to in clause (ii)(x) above, in each case, in such detail and with such other supporting information as the Agent may reasonably request; and (iv) no later than five (5) days after the end of each Fiscal Month, a Liquidity snapshot reflecting Liquidity of the Borrower prepared by Borrower in form and substance satisfactory to the Agent as of the last day of such Fiscal Month, certifying compliance with the covenant specified in Section 9.2.”

SECTION 3. Representations, Warranties and Covenants of Each Borrower and Each Loan Party.  Each Borrower and each other Loan Party represents and warrants to the Lenders and Agent and agrees that:

(a)the representations and warranties set forth in the Loan Agreement and in the other Loan Documents are true and correct in all respects as of the date hereof (or, to the extent any representations or warranties are expressly made solely as of an earlier date, such representations and warranties are true and correct as of such earlier date), both before and after giving effect to this Amendment;

(b)on the First Amendment Effective Date (as defined herein), after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing;

(c)the execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of, and duly executed and delivered by each Borrower and each other Loan Party party hereto, and this Amendment is a legal, valid and binding obligation of each Borrower and each other Loan Party party hereto, enforceable against such Person in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and

(d)the execution, delivery and performance of this Amendment does not conflict with or result in a breach by any Borrower or any other Loan Party of any term of any Material Contract to which such Loan Party is a party or is subject except where any such violation, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

SECTION 4.Conditions Precedent to Effectiveness of Amendment.  This Amendment shall become effective (the “First Amendment Effective Date”) upon satisfaction of each of the following conditions:

(a)each Borrower, the other Loan Parties, the Required Lenders and Agent shall have executed and delivered to the Agent this Amendment;

(b)on the First Amendment Effective Date and after giving effect to the transactions contemplated by this Amendment, no Default or Event of Default shall have occurred and be continuing;

(c)the Loan Agreement shall be in full force and effect and shall not have been further amended except to reflect the terms and conditions set forth in this Amendment; and

(d)Borrowers shall have paid to Agent and Lenders all fees due on the date hereof, and shall have paid or reimbursed Agent for all of Agent’s reasonable and documented out-of-pocket costs, charges and expenses incurred through the First Amendment Effective Date.

SECTION 5.Costs and Expenses.  Each Borrower hereby affirms its obligation under the Loan Agreement to reimburse the Agent for all reasonable and documented out-of-pocket expenses paid or incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable and documented out-of-pocket fees and expenses of internal and external attorneys for the Agent with respect thereto.

SECTION 6.GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUCTED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.

SECTION 7.  Effect of Amendment; Reaffirmation of Loan Documents.  (a)  Nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Loan Agreement or the other outstanding Loan Documents other than as expressly set forth herein.  The Loan Agreement (as amended hereby) and each of the other outstanding Loan Documents remain and continue in full force and effect and are hereby ratified and reaffirmed in all respects.  Each Borrower and each other Loan Party hereby further ratify and reaffirm the validity and enforceability of all of the Liens heretofore granted, pursuant to and in connection with the Loan Agreement or any other Loan Document to the Agent on behalf and for the benefit of the Lenders, as collateral security for the Obligations under the Loan Documents, in accordance with their respective terms, and acknowledges that all of such Liens, and all collateral heretofore pledged as security for such Obligations, continues to be and remain collateral for such obligations from and after the date hereof and further agrees and acknowledges that all collateral secures all Obligations (including all term loans advanced on and after the First Amendment Effective Date).  Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.

(b)Execution of this Amendment by the Lenders and Agent (i) shall not constitute a waiver of any Default or Event of Default that may currently exist or hereafter arise under the Loan Agreement, (ii) shall not impair, modify, restrict or limit any right, power, privilege or remedy of the Lenders or Agent with respect to any Default or Event of Default that may now exist or hereafter arise under the Loan Agreement or any of the other Loan Documents, and (iii) shall not constitute any custom, course of dealing or other basis for altering any obligation of any Borrower or any Loan Party or any right, power, privilege or remedy of the Lenders and Agent under the Loan Agreement or any of the other Loan Documents.

(c)The amendments, consents, modifications and other agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse any future non- compliance with the Loan Agreement or any other Loan Document, nor operate as a waiver of any Default or Event of Default.

(d)This Amendment is a Loan Document.

SECTION 8.  Release.  EACH BORROWER AND EACH OTHER LOAN PARTY HEREBY AGREE AND ACKNOWLEDGE THAT AS OF THE DATE HEREOF IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF THEIR LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDERS, AGENT, OR THEIR RESPECTIVE AFFILIATES, PARTICIPANTS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS, MANAGERS, MEMBERS, EMPLOYEES OR ATTORNEYS.  EACH BORROWER AND EACH OTHER LOAN PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE LENDERS, AGENT, THEIR RESPECTIVE AFFILIATES AND PARTICIPANTS, AND THEIR PREDECESSORS, AGENTS, MANAGERS, MEMBERS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH PARENT OR ANY BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDERS, AGENT, OR THEIR RESPECTIVE PREDECESSORS, AGENTS, MANAGERS, MEMBERS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE LIABILITIES, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.  EACH BORROWER AND EACH OTHER LOAN PARTY HEREBY COVENANT AND AGREE NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR

INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST LENDERS, AGENT, THEIR RESPECTIVE AFFILIATES AND PARTICIPANTS, OR THEIR RESPECTIVE SUCCESSORS, AGENTS, MANAGERS, MEMBERS, ATTORNEYS, OFFICERS, DIRECTORS, EMPLOYEES, AND PERSONAL AND LEGAL REPRESENTATIVES ARISING ON OR BEFORE THE DATE HEREOF OUT OF OR RELATED TO LENDERS’ OR AGENT’S ACTIONS, OMISSIONS, STATEMENTS, REQUESTS OR DEMANDS IN ADMINISTERING, ENFORCING, MONITORING, COLLECTING OR ATTEMPTING TO COLLECT THE OBLIGATIONS OF ANY BORROWER OR ANY LOAN PARTY TO LENDERS AND AGENT, WHICH OBLIGATIONS ARE EVIDENCED BY THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS.

SECTION 9.  Entire Agreement.   This Amendment, and terms and provisions hereof, the Loan Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

SECTION 10.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same agreement.  This Amendment may be executed by signatures delivered by facsimile or electronic mail, each of which shall be fully binding on the signing party.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

Agent:

CALLODINE COMMERCIAL FINANCE, LLC

By:

Name:

Title: Authorized Signatory

Lenders:

CALLODINE COMMERCIAL FINANCE SPV, LLC

By:

Name:

Title: Authorized Signatory

Borrowers:

SOUTHLAND HOLDINGS LLC

By:

Name:

Title:

Guarantors:

SOUTHLAND HOLDINGS, INC.

By:

Name:

Title:

Southland re properties LLC

By:

Name:

Title:

Southland contracting, inc.

By:

Name:

Title:

heritage materials, LLC

By:

Name:

Title:

Southland mole of canada Ltd.

By:

Name:

Title:

Johnson Bros. Corporation, a Southland Company

By:

Name:

Title:

Oscar Renda Contracting, Inc.

By:

Name:

Title:

Oscar Renda Contracting of canada, Inc.

By:

Name:

Title:

Renda pacific, llc

By:

Name:

Title:

mole constructors, inc.

By:

Name:

Title:

renda-jbros joint venture

By:

Name:

Title:

southland renda jv

By:

Name:

Title:

Southland Mole jv

By:

Name:

Title:

american bridge holding company

By:

Name:

Title:

american bridge company

By:

Name:

Title:

american bridge manufacturing company

By:

Name:

Title:

american dock & transfer company

By:

Name:

Title:

american bridge international corporation

By:

Name:

Title:

american bridge Canada company

By:

Name:

Title: